UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2004

H.E.R.C. PRODUCTS INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-13012	86-0570800

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Columbus Avenue,
Portsmouth, Virginia 23704

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (757) 393-0002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On November 18, 2004, H.E.R.C. Products Incorporated issued a press release announcing the decision of its Board of Directors to file a Form 15 to terminate the registration of its common stock under the Securities Exchange Act of 1934. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit
Number
99.1	Press release from H.E.R.C. Products Incorporated, dated November 18, 2004, entitled “H.E.R.C. Products Incorporated Files Form 15 to Deregister its Common Stock with Securities and Exchange Commission”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2004

H.E.R.C. PRODUCTS INCORPORATED
By:	/s/ S. Steven Carl
S. Steven Carl
Chairman of the Board of Directors, Chief Executive Officer, President, and Acting Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number
99.1	Press release from H.E.R.C. Products Incorporated, dated November 18, 2004, entitled “H.E.R.C. Products Incorporated Files Form 15 to Deregister its Common Stock with Securities and Exchange Commission”

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